                                                                   EXHIBIT 10.14

                              AMENDED AND RESTATED
                      SENIOR SUBORDINATED CREDIT AGREEMENT


                                  dated as of


                               November __, 1996



                              WESTMARK REAL ESTATE
                         ACQUISITION PARTNERSHIP, L.P.
                                  as Borrower

                                      and

                           399 VENTURE PARTNERS, INC.
                                   as Lender

                               TABLE OF CONTENTS

                                                                                                                 PAGE
ARTICLE 1.  DEFINITIONS
         .....................................................................................................      1
     SECTION 1.1                 Certain Defined Terms........................................................      1
                                 ---------------------

ARTICLE 2.  AMOUNT AND TERMS OF NOTE AND LOAN.................................................................     12
     SECTION 2.1                 Loan and Note................................................................     12
                                 -------------
     SECTION 2.2                 Interest on the Loan.........................................................     12
                                 --------------------
     SECTION 2.3                 Prepayments and Payments.....................................................     13
                                 ------------------------
     SECTION 2.4                 Use of Proceeds..............................................................     14
                                 ---------------
     SECTION 2.5                 Alternative Payment Schedule.................................................     15
                                 ----------------------------

ARTICLE 3.  CONDITIONS TO EFFECTIVENESS.......................................................................     16
     SECTION 3.1                 Conditions to This Agreement.................................................     16
                                 ----------------------------

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES....................................................................     17
     SECTION 4.1                 Organization and Good Standing...............................................     17
                                 ------------------------------
     SECTION 4.2                 Authorization and Power......................................................     17
                                 -----------------------
     SECTION 4.3                 No Conflicts or Consents.....................................................     17
                                 ------------------------
     SECTION 4.4                 Enforceable Obligations......................................................     18
                                 -----------------------
     SECTION 4.5                 Title to Properties; Liens...................................................     18
                                 --------------------------
     SECTION 4.6                 Financial Statements.........................................................     18
                                 --------------------
     SECTION 4.7                 No Default...................................................................     18
                                 ----------
     SECTION 4.8                 Contractual Obligations......................................................     18
                                 -----------------------
     SECTION 4.9                 No Litigation................................................................     18
                                 -------------
     SECTION 4.10                Use of Proceeds; Margin Stock................................................     19
                                 -----------------------------
     SECTION 4.11                Compliance with Law..........................................................     19
                                 -------------------
     SECTION 4.12                Capital Structure............................................................     19
                                 -----------------
     SECTION 4.13                Licenses, Trademarks, etc....................................................     19
                                 -------------------------
     SECTION 4.14                Permits and Licenses.........................................................     19
                                 --------------------
     SECTION 4.15                ERISA........................................................................     19
                                 -----
     SECTION 4.16                Investment Company Act.......................................................     20
                                 ----------------------
     SECTION 4.17                Public Utility Holding Company Act...........................................     20
                                 ----------------------------------
     SECTION 4.18                Environmental and Safety Matters.............................................     20
                                 --------------------------------
     SECTION 4.19                Financial Condition..........................................................     22
                                 -------------------
     SECTION 4.20                Acquisition..................................................................     22
                                 -----------
     SECTION 4.21                Sumitomo Credit Agreement....................................................     22
                                 -------------------------

ARTICLE 5.  AFFIRMATIVE COVENANTS.............................................................................     22
     SECTION 5.1                 Financial Statements and Other Reports.......................................     22
                                 --------------------------------------
     SECTION 5.2                 Existence, Etc...............................................................     24
                                 ---------------
     SECTION 5.3                 Payment of Taxes; Tax Consolidation..........................................     24
                                 -----------------------------------

     SECTION 5.4                 Maintenance of Properties; Insurance........................................      25
                                 ------------------------------------
     SECTION 5.5                 Inspection..................................................................      25
                                 ----------
     SECTION 5.6                 No Further Negative Pledges.................................................      25
                                 ---------------------------
     SECTION 5.7                 Compliance with Laws, Etc...................................................      25
                                 -------------------------
     SECTION 5.8                 Maintenance of Accurate Records, Etc........................................      25
                                 ------------------------------------
     SECTION 5.9                 Lender Meeting..............................................................      25
                                 --------------
     SECTION 5.10                ERISA Compliance............................................................      25
                                 ----------------
     SECTION 5.11                Pledge Agreement............................................................      26
                                 ----------------
     SECTION 5.12                S Corporations..............................................................      26
                                 --------------

ARTICLE 6.  NEGATIVE COVENANTS...............................................................................      26
     SECTION 6.1                 Indebtedness................................................................      26
                                 ------------
     SECTION 6.2                 Transactions with Members, Partners, Shareholders and Affiliates............      26
                                 ----------------------------------------------------------------
     SECTION 6.3                 Restricted Junior Payments..................................................      27
                                 --------------------------
     SECTION 6.4                 Liens.......................................................................      27
                                 -----
     SECTION 6.5                 Mergers.....................................................................      27
                                 -------
     SECTION 6.6                 Limitation on Sale of Less Than Substantially All Assets....................      27
                                 --------------------------------------------------------
     SECTION 6.7                 Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries      27
                                 ----------------------------------------------------------------------------
     SECTION 6.8                 Restrictions on Additional Subordinated Indebtedness........................      28
                                 ----------------------------------------------------
     SECTION 6.9                 No Amendment of Certain Documents...........................................      28
                                 ---------------------------------
     SECTION 6.10                Conduct of Business.........................................................      28
                                 -------------------
     SECTION 6.11                No Creation of New Subsidiaries.............................................      28
                                 -------------------------------
     SECTION 6.12                Investments.................................................................      28
                                 -----------
     SECTION 6.13                Capital Expenditures........................................................      28
                                 --------------------

ARTICLE 7.  EVENTS OF DEFAULT................................................................................      28
     SECTION 7.1                 Failure To Make Payments When Due...........................................      28
                                 ---------------------------------
     SECTION 7.2                 Default in Other Agreements.................................................      29
                                 ---------------------------
     SECTION 7.3                 Breach of Certain Covenants and Agreements..................................      29
                                 ------------------------------------------
     SECTION 7.4                 Breach of Warranty..........................................................      29
                                 ------------------
     SECTION 7.5                 Involuntary Bankruptcy; Appointment of Receiver, Etc........................      29
                                 ----------------------------------------------------
     SECTION 7.6                 Voluntary Bankruptcy; Appointment of Receiver, Etc..........................      29
                                 ---------------------------------------------------
     SECTION 7.7                 Judgments and Attachments...................................................      30
                                 -------------------------
     SECTION 7.8                 Agreements..................................................................      30
                                 ----------
     SECTION 7.9                 Change of Control...........................................................      30
                                 -----------------
     SECTION 7.10                Management Agreement........................................................      30
                                 --------------------

ARTICLE 8.  MISCELLANEOUS....................................................................................      30
     SECTION 8.1                 Participations in Loan and Note.............................................      30
                                 -------------------------------
     SECTION 8.2                 Expenses....................................................................      31
                                 --------
     SECTION 8.3                 Indemnity...................................................................      31
                                 ---------
     SECTION 8.4                 Amendments and Waivers......................................................      32
                                 ----------------------
     SECTION 8.5                 Independence of Covenants...................................................      32
                                 -------------------------

     SECTION 8.6                 Notices.....................................................................      32
                                 -------
     SECTION 8.7                 Survival of Warranties and Certain Agreements...............................      34
                                 ---------------------------------------------
     SECTION 8.8                 Failure or Indulgence Not Waiver; Remedies Cumulative.......................      34
                                 -----------------------------------------------------
     SECTION 8.9                 Severability................................................................      34
                                 ------------
     SECTION 8.10                Headings....................................................................      34
                                 --------
     SECTION 8.11                Applicable Law..............................................................      34
                                 --------------
     SECTION 8.12                Successors and Assigns; Subsequent Holders of Notes.........................      34
                                 ---------------------------------------------------
     SECTION 8.13                Consent to Jurisdiction and Service of Process..............................      35
                                 ----------------------------------------------
     SECTION 8.14                Waiver of Jury Trial........................................................      35
                                 --------------------
     SECTION 8.15                Counterparts; Effectiveness.................................................      36
                                 ---------------------------
     SECTION 8.16                Entirety....................................................................      36
                                 --------
     SECTION 8.17                Nonrecourse to CBC..........................................................      36
                                 ------------------


Exhibit A              -                Form of Note

Exhibit B              -                Form of Opinion of Counsel

Exhibit C              -                Form of Pledge Agreement

Exhibit D              -                Form of Seller Financing

Exhibit E              -                Form of Intercreditor Agreement

Exhibit F              -                Form of Contribution Agreement

Exhibit G              -                Form of Incentive Plan

Exhibit H              -                Form of Purchase Agreement Amendment
Exhibit I              -                Form of Holdings Side Letter

Exhibit J              -                Form of Partnership Side Letter

Exhibit K              -                Form of Sumitomo Waiver

Exhibit L              -                Sumitomo Credit Agreement

Exhibit M              -                Form of Opinion (Restatement)





Schedule 4.5           -                Liens

Schedule 4.6           -                Financial Statements

Schedule 4.9           -                Litigation

Schedule 4.11          -                Compliance with Laws

Schedule 4.12          -                Interests

Schedule 4.14          -                Permits and Licenses

Schedule 4.15          -                ERISA

Schedule 4.18          -                Environmental Matters

Schedule 6.10          -                Conduct of Business


    AMENDED AND RESTATED SENIOR SUBORDINATED CREDIT AGREEMENT (the "Agreement") dated November __, 1996 among WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, a Delaware limited partnership (the "Partnership") and 399 VENTURE PARTNERS, INC. (the "Lender").

    The Partnership and the Lender are parties to a Senior Subordinated Credit Agreement dated as of June 30, 1995 (the "Credit Agreement") pursuant to which the Lender made a loan to the Partnership of $10,000,000.

    The parties have agreed to amend and restate the Credit Agreement to provide for an alternative repayment regime with respect to the Loan, which, if performed in full, will reduce the total amount payable by the Partnership.

    This amendment and restatement does not change the rate at which interest accrues on the Loan. However, if the Partnership timely makes payment of all Principal Contributions and Interest Contributions (as defined below), then at the time all such payments have been finally and fully made, the Loan will be deemed satisfied in full and the Partnership will benefit as though the effective rate of interest on the Loan had been 11% per annum through its term.

    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Partnership and the Lender agree that the Credit Agreement shall, from the Restatement Date (as defined below), be amended and restated to read as follows:


                                 ARTICLE 1.  DEFINITIONS

     SECTION 1.1  Certain Defined Terms.
                  ---------------------

    The following terms used in this Agreement shall have the following meanings:

    "Acquisition" means the acquisition by the Partnership of all of the
     -----------
outstanding capital stock of each corporation holding an interest in HoldPar A and all of the outstanding interests of HoldPar B (other than a .000034 percent interest held beneficially and of record by HoldPar A), pursuant to the Purchase Agreement.

    "Affiliate", as applied to any Person, means any other Person directly or
     ---------
indirectly controlling, controlled by, or under common control with, that Person and any officer, director, general partner, 5% stockholder or voting member of that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly, indirectly or beneficially, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. HoldPar A, HoldPar B and Westmark shall be deemed to be Affiliates of the Partnership. Neither Lender nor any parent of Lender nor any Subsidiary of Lender shall be treated as an Affiliate of the Partnership.

    "Alternative Payment Date" means each date upon which CBC would (assuming
     ------------------------
CBC had Excess Cash Flow at the relevant time) be required to make a prepayment pursuant to Section 2.05(b)(i)(B) of the Sumitomo Credit Agreement, as in effect on the Restatement Date, being no later than 45 days after the end of each March 31, June 30, September 30 and December 31 falling after the Restatement Date up to the earlier of (i) the date the Loan is repaid in full and (ii) the Maturity Date, and in the latter case includes the Maturity Date.

    "Asset Disposition"  means the disposition whether by sale, lease, transfer,
     -----------------
loss, damage, destruction or otherwise of any or all of the assets of such Person other than in the ordinary course of business.

    "Bankruptcy Code" means Title 11 of the United States Code, as now and
     ---------------
hereafter in effect, or any successor statute.

    "Base Rate" mean the rate of 20% per annum.
     ---------

    "Business Day" means any day excluding Saturday, Sunday and any day which is
     ------------
a legal holiday under the laws of the State of New York or California or is a day on which banking institutions located in such states are authorized or required by law or other governmental action to close.

    "Capital Stock" of any Person means any and all shares, interests,
     -------------
participations, partnership interest, membership interests or other equivalents (however designated including stock appreciation rights) of its capital stock, partnership interests or membership interests and any rights, warrants or options to acquire such interests.

    "CBC" means CB Commercial Real Estate Group, Inc., a Delaware corporation.
     ---

    "CBC Debt" means the Indebtedness contemplated by Section 3.1(l)(i) hereof
     --------
and any additional loans made by CBC to the Partnership for contribution to Westmark to provide Westmark with working capital; provided all such Indebtedness is subject to the Intercreditor Agreement and interest thereon shall not accrue at a rate greater than 13% per annum or be payable or compound more frequently than monthly.

    "CERCLA" means the Comprehensive Environmental Response, Compensation and
     ------
Liability Act of 1980, as amended from time to time, or any successor federal statute.

    "CERCLIS" means the Comprehensive Environmental Response, Compensation and
     -------
Liability Inventory System.

    "Change in Control" means (i) the Partnership shall cease to own 100% of the
     -----------------
interests in the General Partnerships, free and clear of any Liens (other than Liens securing the Seller Financing, the Obligations and Liens permitted by clause (g) of the definitions of Permitted Liens), (ii) CBC shall cease to be the sole general partner of the Partnership, (iii) the General Partnerships shall cease to own beneficially and of record 100% of the membership interests of Westmark, free and clear of all Liens (other than Liens securing the Seller Financing, the Obligations and Liens permitted by clause (g) of the definitions of Permitted Liens), (iv) CB Commercial Holdings, Inc., a Delaware corporation, shall cease to own beneficially and of record 100% of the Capital Stock of CBC or (v) a "Change of Control" under the Sumitomo Credit Agreement as in effect on the date hereof shall have occurred.

    "Chief Financial Officer" means the highest ranking officer or equivalent of
     -----------------------
any Person then in charge of the financial matters of such Person.

    "Closing Date" means June 30, 1995.
     ------------

    "Code" means the Internal Revenue Code of 1986, as amended, or any successor
     ----
statute.

    "Contested Claim" means any Tax, Indebtedness, Contingent Liabilities or
     ---------------
other claim or liability, (i) the validity or amount of which is being diligently contested in good faith by appro priate proceedings, (ii) which has been bonded or for which appropriate reserves, to the extent required by GAAP, have been established and (iii) with respect to which any right to execute upon or sell any assets of the Partnership has not matured or has been and continues to be effectively enjoined, superseded or stayed.

    "Contingent Liabilities" means, as applied to any Person, any guarantees,
     ----------------------
endorsements, agreements to purchase or provide funds for the payment of obligations of others, or other liabilities which would be classified as contingent liabilities in accordance with GAAP.

    "Contractual Obligations" means, as applied to any Person, any provision of
     -----------------------
any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement, or other written instrument to which that Person is a party or by which it or any of its owned properties is bound or to which it or any of its owned properties is subject.

    "Contribution Agreement" means the Contribution Letter Agreement between CBC
     ----------------------
and the Partnership in the form of Exhibit F hereto.

    "Credit Parties" means, collectively, the Partnership, Westmark, each of the
     --------------
S Corporations, and the General Partnerships; provided, that each of the S Corporations shall cease to be a Credit Party at such time as the transactions contemplated by Section 5.12 are consummated.

    "Employee Benefit Plan" means any employee benefit plan within the meaning
     ---------------------
of Section 3(3) of ERISA maintained or contributed to by any Credit Party, other than a Multiemployer Plan.

    "Environmental and Safety Laws"  means any and all federal, state, and local
     -----------------------------
statutes, laws, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders, and common law concerning public health or safety, worker health or safety or pollution or protection of the environment, including, without limitation, those relating to any emissions, discharges or Releases of Hazardous Materials to ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, control, cleanup or handling of Hazardous Materials.

    "Environmental Claim" means, with respect to any Person, any written notice,
     -------------------
claim, demand or other communication alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, handling, generation, treatment, storage, disposal, Release or threatened Release into the environment of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental and Safety Law.

    "Environmental Permits" has the meaning set forth in Section 4.18(a) hereto.
     ---------------------

    "ERISA" means the Employee Retirement Income Security Act of 1974, as
     -----
amended from time to time, or any successor statute.

    "ERISA Affiliate" of any Person means any corporation or trade or business
     ---------------
which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person or which is under common control (within the meaning of Section 414(c) of the Code) with such Person.

    "ERISA Event" with respect to any Person means (a) the occurrence of a
     -----------
Reportable Event with respect to any Pension Plan of such Person; (b) the provision pursuant to Section 4041(a)(2) of ERISA by the administrator of any Pension Plan of such Person of a notice of intent to terminate such Pension Plan pursuant to Section 4041(c) of ERISA;(c) the cessation of operations at a facility of such Person in the circumstances described in Section 4068(f) of ERISA; (d) the withdrawal by such Person from a Pension Plan during a pension plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person to make a payment to a Pension Plan that gives rise to a Lien imposed under Section 302(f)(1) of ERISA;
(f) the adoption of an amendment to a Pension Plan of such Person requiring the provision of security to such Pension Plan pursuant to Section 307 of ERISA; or
(g) the institution by the PBGC of proceedings to terminate a Pension Plan of such Person pursuant to Section 4042 of ERISA or to seek the appointment of a trustee to administer such Pension Plan.

    "Event of Default" means each of the events set forth in Article 7.
     ----------------

    "Excess Cash Flow" means Excess Cash Flow as defined in the Sumitomo Credit
     ----------------
Agreement as in effect on the Restatement Date.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended from
     ------------
time to time, and any successor statute.

    "Fair Market Value" means (i) with respect to any asset (other than a
     -----------------
marketable security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the President of Westmark for assets less than $250,000 or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, as set forth in such appraisal, and (ii) with respect to any marketable security at any date, the closing sale price of such security on the business day (on which any national securities exchange is open for the normal transaction of business) next preceding such date, as appearing in any published list of any national securities exchange or in the National Market List of the National Association of Securities Dealers, Inc. or, if there is no such closing sale price of such security, the final price for the purchase of such security at face value quoted on such business day by a financial institution of recognized standing which regularly deals in securities of such type.

    "GAAP" means generally accepted accounting principles as set forth in
     ----
statements from Auditing Standards No. 69 entitled "The Meaning of 'Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports'" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

    "General Partnerships" means, collectively, HoldPar A and HoldPar B.
     --------------------

    "Hazardous Material" means all or any of the following:  (a) substances that
     ------------------
are defined or listed in, or otherwise classified pursuant to, any applicable Environmental and Safety Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or polychlorinated biphenyls.

    "Holdings Side Letter" means the letter agreement between CB Commercial
     --------------------
Holdings, Inc. and the Lender in the form of Exhibit I hereto.

    "HoldPar A" means a Delaware general partnership owned as of the Closing
     ---------
Date by certain corporations owned by the Controlling Westmark Owners (as defined in the Purchase Agreement) into which partnership the Record Westmark Owners shall contribute all of their interests in Westmark.

    "HoldPar B" means a Delaware general partnership owned as of the Closing
     ---------
Date by the Individual Westmark Owners (as defined in the Purchase Agreement) into which partnership such Individual Westmark Owners shall contribute all of their interests in Westmark.

    "Incentive Plan" means the Westmark Realty Advisors L.L.C. Incentive
     --------------
Compensation Plan attached hereto as Exhibit G.

    "Indebtedness" of any Person means, without duplication:
     ------------

       (a) all indebtedness of such Person for borrowed money;

       (b) all obligations of such Person for the deferred purchase price of property or services if the purchase price is due more than six (6) months from the date the obligation is incurred or is evidenced by a note or similar written instrument, other than accounts payable and accrued expenses and deferred tax credits (current or long term) incurred in the ordinary course of business;

       (c) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

       (d) any portion of obligations with respect to capital leases that are properly classified as a liability on the balance sheet of such Person in conformity with GAAP;

       (e) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities;

       (f) all Indebtedness of others referred to in clauses (a) through (e) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement,
(i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including, without limitation, any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss; and

       (g) all Indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

    "Initial Interest Payment Date" means July 31, 1995.
     -----------------------------

    "Intercreditor Agreement" means the Intercreditor Agreement in the form of
     -----------------------
Exhibit E hereto.

    "Interest Contribution" means each payment made by the Partnership pursuant
     ---------------------
to Section 2.5(b).

    "Interest Payment Date" means the last day of each Interest Period.
     ---------------------

    "Interest Period" means initially the period commencing on the Closing Date
     ---------------
and ending on the Initial Interest Payment Date, and, thereafter, each one-month period; provided, that if an Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day.

    "Investment" means, as applied to any Person, (i) any direct or indirect
     ----------
purchase or other acquisition by that Person of Capital Stock or securities, or any beneficial interest in Capital Stock or other securities or all or substantially all the business or assets of any other Person, and (ii) any direct or indirect loan, advance or capital contribution by that person to any other Person, including all indebtedness and accounts receivable or trade credits from that other Person which are not current assets arising from transactions entered into in a manner that is substantially consistent with past practices or did not arise from sales to that other Person in the ordinary course of business.

    "Lender" has the meaning assigned to that term in the introduction to this
     ------
Agreement and shall include any assignees of the Loan or Note pursuant to
Section 8.1.

    "Lien" means any lien, mortgage, pledge, security interest, charge or
     ----
encumbrance of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

    "Litigation" means any proceeding, claim, lawsuit and/or investigation
     ----------
conducted or overtly threatened by or before any Tribunal.

    "Loan" means the loan made by the Lender to the Partnership pursuant to
     ----
Section 2.1, plus any interest capitalizing thereon pursuant to Section 2.2(e),
             ----
less any amounts prepaid pursuant to Section 2.3(a) and any amounts applied
----
toward repayment pursuant to Section 2.5(d).

    "Loan Documents" shall mean this Agreement, the Note, the Pledge Agreement,
     --------------
the Intercreditor Agreement, the Contribution Agreement, the Holdings Side Letter, the Partnership Side Letter and all other documents, instruments and agreements (including additional side letters, if any) executed and/or delivered in connection therewith and shall include, for the purposes of Sections 4.1 through 4.4, 4.10, 4.19, 7.4, 7.8, 8.2, 8.3 and 8.16, the Sumitomo Waiver and
the letters referred to in Section 3.1(h), each as amended, supplemented or modified from time to time.

    "Management Agreement" means the Management Agreement dated as of the date
     --------------------
hereof between CBC and Westmark.

    "Margin Stock" has the meaning assigned to that term in Regulation U of the
     ------------
Board of Governors of the Federal Reserve System as in effect from time to time.

    "Material Adverse Effect" means, with respect to any Person, any material
     -----------------------
adverse effect on (a) the business, condition (financial or otherwise), operations, prospects or properties of the Partnership, the General Partnerships or Westmark, (b) the rights and remedies of the Lender under any Loan Document, or (c) the ability of such Person to perform its obligations under any Loan Document. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

    "Maturity Date" means July 31, 2001.
     -------------

    "Multiemployer Plan" means a Pension Plan which is a multiemployer plan as
     ------------------
defined in Section 4001(a)(3) of ERISA.

    "Note" means one or more of the notes of the Partnership issued pursuant to
     ----
Section 2.1 or Section 8.1, substantially in the form of Exhibit A hereto or issued pursuant to the Contribution Agreement in substitution therefor.

    "Obligations" means all obligations of every nature of the Partnership from
     -----------
time to time owed to the Lender under the Loan Documents.

    "Officer's Certificate" means, as applied to any corporation, a certificate
     ---------------------
executed on behalf of such corporation by its chief executive officer, its president or its Chief Financial Officer, and as applied to a partnership, the general partner of such partnership, and as applied to a limited liability company, its manager or any other individual authorized to contractually bind such limited liability company.

    "Partnership Side Letter" means the letter agreement between the Partnership
     -----------------------
and the Lender in the form of Exhibit J hereto.

    "PBGC" means the Pension Benefit Guaranty Corporation, and any successor to
     ----
all or any of the Pension Benefit Guaranty Corporation's functions under ERISA.

    "Pension Plan" means an employee pension benefit plan as defined in Section
     ------------
3(2) of ERISA maintained or contributed to by any Credit Party for employees of any Credit Party or their ERISA Affiliates, and which is subject to the provisions of Title IV of ERISA.

    "Permits" has the meaning provided in Section 4.14.
     -------

    "Permitted Liens" means such of the following as to which no enforcement,
     ---------------
collection, execution, levy or foreclosure proceeding shall have been commenced:

        (a) Liens for Taxes, assessments or other governmental charges not yet due and payable (other than Liens relating to environmental claims);

        (b) Liens (other than Liens imposed by ERISA) imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days or are contested in good faith by appropriate proceedings and (ii) either individually or when aggregated with all other Permitted Liens outstanding on any date of determination, do not materially affect the use or value of the property to which they relate;

        (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations;

        (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes;

        (e) Liens securing purchase money or other Indebtedness the proceeds of which were used to acquire or finance equipment and fixtures;

        (f) Liens securing the Seller Financing on the date hereof or incurred after the date hereof as contemplated by clause (vii) of the definition of Priority Payments; and

        (g) Liens under the Sumitomo Credit Agreement on the stock of the S Corporations and CBC's interest in the Partnership.

     "Permitted Indebtedness" means:
      ----------------------

           (i)   the Loan;

           (ii) the Seller Financing (including any Indebtedness constituting a Priority Payment);

           (iii) the CBC Debt;

           (iv) Indebtedness in respect of current accounts payable and accrued expenses in the ordinary course of business;

           (v) purchase money indebtedness (including leases required to be capitalized in accordance with GAAP) to finance the purchase price of fixed assets; provided that the total of all said Indebtedness does not exceed $1,000,000 at any time outstanding in the aggregate and the Liens securing such Indebtedness do not extend to assets other than the assets so purchased;

           (vi) Indebtedness representing customary indemnification arrangements with officers, directors, partners and members; and

          (vii) a guarantee by the Borrower of the obligations of CBC under the Sumitomo Credit Agreement; provided, that such guarantee is subordinated to the
                           --------
prior payment in full of the Obligation and otherwise on terms satisfactory to the Lender and is granted in consideration of the Sumitomo Consent and; provided further, that such guarantee shall not be issued until the Lender has received in form and substance satisfactory to it a similar guarantee of the Obligations to be granted by CBC upon the consumation of an initial public offering of the capital stock of CB Commercial Holdings, Inc.

    "Permitted Investments" means (i) marketable direct obligations issued by
     ---------------------
the United States Government and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having, at the time of acquisition, the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) commercial paper having, at the time of acquisition, the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iv) certificates of deposit, other time deposits, and bankers' acceptance maturing within one year from the date of acquisition thereof issued by any bank operating under the laws of the United States of America or any state thereof or the District of Columbia which has combined capital surplus of not less than $500,000,000, (v) institutional money market funds organized under the laws of the United States of America or any state thereof that invest solely in any of the Investments permitted under clauses
(i), (ii), (iii) and (iv) hereof, (vi) repurchase agreements with respect to Investments permitted under clause (i) or (ii) with counterparties acceptable to the Lender, or (vii) any investments in or in connection with letters of credit issued pursuant to the Standby Letter of Credit Purchase Agreement entered into pursuant to Section 2.5 of the Purchase Agreement.

    "Person" means and includes natural persons, corporations, limited
     ------
partnerships, limited liability companies, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

    "Pledge Agreement" means the Pledge Agreement in the form of Exhibit C
     ----------------
hereto.

    "Potential Event of Default" means a condition or event which, after notice
     --------------------------
or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

    "Principal Contribution" means each payment made by the Partnership pursuant
     ----------------------
to Section 2.5(a).

    "Priority Payments" means for any period, with respect to Westmark, the sum,
     -----------------
without duplication, for such period of (i) ordinary course operating expenses of amounts and types consistent with past practice, including without limitation salaries and operating leases, (ii) amounts paid pursuant to the capital budget approved pursuant to the terms of the Purchase Agreement, (iii) interest or principal payable on amounts deferred pursuant to Section 2.7(a) of the Purchase Agreement under the notes attached hereto as Exhibits D-1 through D-8, (iv) any amount paid with respect to a deferral made pursuant to Section 2.6 of the Purchase Agreement, (v) any amount paid pursuant to Section 3.2(a) of the Purchase Agreement, (vi) any amount paid pursuant to the Incentive Plan, (vii) any amount utilized to cash collateralize letters of credit pursuant to the Standby

Letter of Credit Purchase Agreement dated as of the date hereof among CBC, Westmark and the persons signatory thereto, (viii) up to $500,000 per 12 month period paid to CBC by Westmark (provided that $250,000 of said amount is immediately contributed by CBC to the Partnership) and (ix) reserves reasonably acceptable to the Lender in connection with any of the foregoing.

    "Purchase Agreement" means the Purchase Agreement dated as of May 15, 1995
     ------------------
among the Partnership, CBC, Vincent F. Martin, Stanton H. Zarrow, Bruce L. Ludwig, Sol L. Rabin and Roger C. Schultz and certain other individuals signatory thereto, as amended on the date hereof pursuant to the form of amendment attached hereto as Exhibit H.

    "RCRA" means the Resource Conservation and Recovery Act of 1976, as amended.
     ----

    "Regulations G, T, U and X" means Regulations G, T, U and X of the Board of
     -------------------------
Governors of the Federal Reserve System as in effect from time to time.

    "Release" means any "release" as such term is defined in 42 U.S.C. (S)
     -------
9601(22), or any successor federal statute or analogous state law.

    "Reportable Event" has the meaning set forth in Section 4043 of ERISA, but
     ----------------
excluding any event for which the 30-day notice requirement has been waived by applicable regulations of the PBGC.

    "Restatement Date" means the date of this Agreement.
     ----------------

    "Restatement Documents" means this Agreement, the Sumitomo Waiver and the
     ---------------------
letters referred to in Section 3.1(h).

    "Restricted Junior Payment" means (i) any dividend or other distribution,
     -------------------------
direct or indirect, on account of any Capital Stock of any of the Credit Parties, (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any of the Credit Parties, (iii) any payment or prepayment of principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Indebtedness which is subordinated to, or ranks pari passu with, the Note (other
                                                ---- -----
than in connection with any refinancing thereof provided that the Indebtedness incurred in such refinancing shall be at least as subordinated to the Note, or rank pari passu with the Note, as the case may be) and (iv) any payment made to
     ---- -----
retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares of any class of Capital Stock of any of the Credit Parties now or hereafter outstanding.

    "S Corporations" means each of Vincent F. Martin, Jr., Inc., Stanton H.
     --------------
Zarrow, Inc., Bruce L. Ludwig, Inc., Sol L. Rabin, Inc., and Roger C. Schultz, Inc., each of which is a California corporation.

    "Seller Financing" means, collectively, (i) the Supplemental Purchase Price
     ----------------
(as defined in Section 3.2 of the Purchase Agreement), (ii) the promissory notes attached hereto as Exhibits D-1 through D-8, (iii) any promissory notes issued under Section 2.7(e) of the Purchase Agreement and (iv) any amounts payable under the Incentive Plan.

    "Subsidiary" means any corporation, association or other business entity of
     ----------
which more than 50% of the total voting power of shares of stock or other interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes of this Agreement, Westmark shall be deemed to be a Subsidiary of the Partnership.

    "Sumitomo Consent" means the limited waiver and consent to be given by the
     ----------------
Sumitomo Bank, Limited, substantially in the form attached as Exhibit K.

    "Sumitomo Credit Agreement" means the Second Amended and Restated Senior
     -------------------------
Secured Credit Agreement dated as of June 30, 1994 between CBC and The Sumitomo Bank, Limited, as such agreement may be amended, modified, refinanced or restated from time to time.

    "Taxes" means all taxes, assessments, fees, levies, imposts, duties,
     -----
penalties, deductions, withholdings or other charges of any nature whatsoever from time to time or at any time imposed by any law or any Tribunal.

    "Transactions" has the meaning set forth in Section 4.3.
     ------------

    "Tribunal" means any government, any arbitration panel, any court or any
     --------
governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted and/or existing.

    "Westmark" means Westmark Realty Advisors L.L.C., a Delaware limited
     --------
liability company.

    "Wholly-Owned Subsidiary" means any corporation, partnership, limited
     -----------------------
liability company, association or other business entity of which 100% of the total voting power of shares of stock or other interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                 ARTICLE 2.  AMOUNT AND TERMS OF NOTE AND LOAN

     SECTION 2.1  Loan and Note.
                  -------------

       (a) Loan.  Subject to the terms and conditions of this Agreement and in
           ----
reliance upon the representations and warranties of the Partnership herein set forth, the Lender has lent to the Partnership on the Closing Date, an amount equal to $10,000,000.

       (b) Payment of Loan.  The unpaid principal amount of the Loan plus all
           ---------------
accrued and unpaid interest thereon and all other amounts owed hereunder with respect thereto shall be paid in full in cash on the Maturity Date.

       (c) Note.  The Partnership has executed and delivered to the Lender on
           ----
the Closing Date the Note dated the Closing Date, to evidence the Loan made on such date, in the principal amount of $10,000,000 and with other appropriate insertions.

     SECTION 2.2  Interest on the Loan.
                  --------------------

       (a) Rate of Interest.  The Loan shall bear interest on the unpaid
           ----------------
principal amount thereof from the Closing Date through maturity (whether by acceleration or otherwise) at the Base Rate.

       (b) Interest Payments.  Subject to the provisions of Section 2.2(e)
           -----------------
below, interest shall be payable with respect to the Loan, in arrears on and to each Interest Payment Date commencing on the Initial Interest Payment Date, and upon any prepayment of the Loan (to the extent of accrued interest on the principal amount of the Loan so prepaid) and at maturity of the Loan.

       (c) Default Interest.  Any principal payments on the Loan not paid when
           ----------------
due and, to the extent permitted by applicable law, any interest payment on the Loan not paid in cash when due (other than pursuant to Section 2.2(e)), whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum
                                                                      --- -----
in excess of the Base Rate.

       (d) Computation of Interest. Interest on the Loan shall be computed on
           -----------------------
the basis of a 360-day year of twelve 30-day months. In computing such interest, the date or dates of the making of the Loan shall be included and the date of payment shall be excluded.

       (e) Capitalization of Interest. For so long as the Partnership continues
           --------------------------
to make all payments referred to in Section 2.5 below when due, any interest on the Loan not paid in cash by the Partnership will be added to the unpaid principal amount of the Loan. Further, whether or not payments continue to be made pursuant to Section 2.5, to the extent that as of any Interest Payment Date the Partnership is unable to make an interest payment in full because it has received insufficient distributions from Westmark as a result of Priority Payments being made, the Partnership may, upon written notice to the Lender, pay any unpaid interest on the Loan by adding such amount to the unpaid principal amount of the Loan. Further, Interest capitalized pursuant to this Section 2.2(e) will remain part of the principal amount of the Loan for all purposes hereunder.

     SECTION 2.3  Prepayments and Payments.
                  ------------------------

       (a) Prepayments.
           -----------

           (i) Voluntary Prepayments. The Partnership may, upon not less than
               ---------------------
   five (5) Business Days and not more than thirty-five (35) Business Days prior written notice to the Lender (which notice shall be irrevocable), at any time and from time to time, prepay the Loan, in whole or in part, in an aggregate minimum amount of $1,000,000 and integral multiples of $200,000 in excess of that amount.

          (ii) Mandatory Prepayments.
               ---------------------

           (A) Asset Dispositions. To the extent not required to be used to
               ------------------
      purchase of credit to secure Seller Financing under the terms of the Purchase Agreement, immediately upon receipt by any Credit Party of the net proceeds of any Asset Disposition which exceeds $25,000 for any single transaction or related transactions, the Partnership shall repay the Loan in an amount equal to such net proceeds; provided, that no prepayment shall be required under this Section 2.3(a) (ii)(A) to the extent that the net proceeds of any loss, damage, or destruction of any assets of any Credit Party are applied to replace, repair or restore such assets within 3 months of such loss, damage or destruction.

          (B) Excess Pre-Tax Income. On March 1 of each year, the Partnership
              ---------------------
      shall repay the Loan in an amount equal to the amount of Westmark's "Pre-Tax Income" (as defined in Section 3.2 of the Purchase Agreement) to the extent that Westmark (x) is not required to pay such amount to the Westmark Owners Representative (as defined in the Purchase Agreement) under Section 3.2 of the Purchase Agreement, (y) is otherwise required to use such amount to satisfy or collateralize Westmark's obligations under the Seller Financing or (z) has reserved any such amount pursuant to clause (ix) of the definition of Priority Payments.

       (iii)  Application of Prepayments.  All prepayments (whether voluntary or
              --------------------------
   mandatory) shall include payment of accrued interest on the principal amount of the Loan so prepaid and shall be applied to payment of interest before application to principal.

       (b) Manner and Time of Payment.  All payments by the Partnership under
           --------------------------
the Note of principal, interest, and fees hereunder shall be made without defense, set off or counterclaim, in same day funds and delivered to the Lender not later than 12:00 noon (New York time) on the date due at 399 Park Avenue, New York, New York for the account of the Lender; funds received by the Lender after that time shall be deemed to have been paid by the Partnership on the next succeeding Business Day.

       (c) Payments on Non-Business Days.  Whenever any payment to be made
           -----------------------------
hereunder or under the Note shall be stated to be due on a day which is not a Business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or under the Note.

       (d) Notation of Payment.  The Lender agrees that before disposing of the
           -------------------
Note held by it, or any part thereof (other than by granting participations therein), the Lender will make a notation thereon of all principal payments previously made thereon and of the date to which interest thereon has been paid and will notify the Partnership of the name and address of the transferee of that Note; provided, that the failure to make (or any error in the making of) a notation of the Loan made under such Note or to notify the Partnership of the name and address of a transferee shall not limit or otherwise affect the obligation of the Partnership hereunder or under such Note with respect to the Loan and payments of principal or interest on such Note.

     SECTION 2.4  Use of Proceeds.  The Partnership confirms that the proceeds
                  ---------------
of the Loan were used in compliance with the provisions of Section 2.4 of the Credit Agreement and further confirms that the Partnership's covenant to use the proceeds of the Loan as provided in Section 2.4 of the Credit Agreement survives the Restatement Date.

     SECTION 2.5  Alternative Payment Schedule.
                  ----------------------------

       (a) Principal Contributions.  The Partnership hereby covenants and agrees
           -----------------------
to pay to the Lender a payment of $500,000.00 on the Restatement Date and thereafter, on each Alternative Payment Date, a quarterly payment of $500,000.00.

       (b) Interest Contributions.  The Partnership hereby covenants and agrees,
           ----------------------
in addition to the payments referred to in Section 2.5(a) above, to make payments to the Lender as follows. A payment of $1,589,781.51 will be made on the Restatement Date. Thereafter, on each Alternative Payment Date, the Partnership will make a payment equal to the product of (i) 11%, (ii) the number of days elapsed since the last Alternative Payment Date divided by 365 and (iii) the original principal amount of the Loan, less any Principal Contributions made by the Partnership, less any repayments made by the Partnership pursuant to
Section 2.3 to the extent the same are applied towards reduction of the original principal amount of the Loan, in each case prior to such Alternative Payment Date.

       (c) Manner and Time of Payment.  All payments by the Partnership
           --------------------------
hereunder shall be made in accordance with Sections 2.3(b) and (c) above. Any Principal Contribution and any Interest Contribution not paid when due in cash but paid within 15 days of the due date shall bear interest, payable on the date of payment, at the rate of 13% per annum, calculated on the basis of the number of days elapsed from the due date until the date of payment and a 365 day year.

       (d) Application to Loan.  The Lender agrees with the Partnership that all
           -------------------
Principal Contributions and Interest Contributions will be applied, as and when received by the Lender, firstly, toward the payment of any accrued but unpaid interest on the Loan and secondly, toward prepayment and, subject to the last sentence of this Section 2.5(d), in permanent reduction of the principal amount of the Loan outstanding. The Lender agrees with the Partnership that if the Partnership pays all Principal Contributions and all Interest Contributions within 15 days of their respective due dates, the Partnership's obligation to pay the balance of the Loan remaining outstanding upon completion of all such payments and the obligation to pay interest with respect thereto shall, subject to the last sentence of this Section 2.5(d), be deemed discharged and satisfied in full. If the Partnership fails to pay all Principal Contributions and all Interest Contributions within 15 days of their respective due dates, the Loan, interest thereon, and all other amounts due from the Partnership with respect thereto, shall continue to accrue and be payable in accordance with the terms of this Agreement. If at any time and to the extent that payment of the Principal Contributions or Interest Contributions or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned, whether as a "voidable preference", "fraudulent transfer", or otherwise, the Loan shall be reinstated as though such Principal Contribution or Interest Contribution had never been received.

                   ARTICLE 3.  CONDITIONS TO EFFECTIVENESS.

     SECTION 3.1  Conditions to This Agreement.  This Agreement shall not be
                  ----------------------------
effective until the satisfaction of all of the following conditions:

       (a) Organizational Documents.  On or before the Restatement Date, the
           ------------------------
Lender shall have received the following items, each of which shall be in form and substance satisfactory to the Lender and, unless otherwise noted, dated the Restatement Date:

           (i) A certified copy of the certificate of limited partnership of the Partnership certified by the Secretary of the State of Delaware, together with a good standing certificate from the Secretary of State of Delaware to be dated a recent date prior to the Closing Date.

           (ii) Resolutions of the Board of Directors of CBC, as general partner of the Partnership, approving and authorizing the execution, delivery and performance of this Restatement Documents and any other documents, instruments and certificates required to be executed by the Partnership in connection therewith, certified as of the Restatement Date by the Secretary or an Assistant Secretary of CBC as being in full force and effect without modification or amendment.

           (iii) Signature and incumbency certificates of the officers of CBC executing the Restatement Documents on behalf of the Partnership.

           (iv)  Executed copies of this Agreement.

       (b) Opinions of Counsel to the Partnership.  The Lender shall have
           --------------------------------------
received the opinion of counsel for the Partnership, dated as of the Restatement Date in the form of Exhibit M hereto.

       (c) Representations and Warranties.  The Partnership shall have delivered
           ------------------------------
to the Lender an Officer's Certificate in form and substance satisfactory to the Lender to the effect that the representations and warranties in Article 4 are or were true, correct and complete in all respects on and as of the Restatement Date.

       (d) Performance of Agreements.  Each of the Credit Parties shall have
           -------------------------
performed in all material respects all agreements which this Agreement provides shall be performed on or before the Restatement Date (except as otherwise consented to in writing by the Lender).

       (e) Potential Event of Default; Event of Default.  No event shall have
           --------------------------------------------
occurred and be continuing or would result from the execution, delivery and performance of the Restatement Documents which would constitute an Event of Default or Potential Event of Default.

       (f) No Injunction, etc.  No order, judgment or decree of any court,
           -------------------
arbitrator or governmental authority shall enjoin or restrain the execution, delivery and performance of the Restatement Documents.

       (g) No Litigation, etc.  There shall not be existing, or to the knowledge
           -------------------
of any Credit Party threatened, any Litigation against or affecting any Credit Party or any property of any Credit Party, which has not been disclosed in
Schedule 4.9 which could reasonably be expected to have a Material Adverse Effect, and there shall have occurred no development not so disclosed in any such Litigation so disclosed, which, in the opinion of the Lender, could reasonably be expected to have a Material Adverse Effect. No injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any Litigation seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the Restatement Documents.

       (h) Sumitomo Waiver and Side-Letters.  The Sumitomo Waiver shall have
           --------------------------------
been executed by The Sumitomo Bank, Limited ("Sumitomo") and delivered to the Lender and shall be in full force and effect. Further, Sumitomo shall have delivered to the Lender a letter, in form and content satisfactory to the Lender, signed by Sumito and CBC to the effect that, upon consumation of an initial public offering of CBC's common stock, CBC shall be permitted to guarantee the Obligations and CBC shall have delivered to the Lender a commitment to issue such guarantee. CB Commercial Holdings, Inc. shall have delivered to the Lender a letter, in form and content satisfactory to the Lender, confirming the terms of the Holdings Side Letter notwithstanding the amendments set forth in this Agreement.

                   ARTICLE 4.  REPRESENTATIONS AND WARRANTIES

    In order to induce the Lender to enter into this Agreement, the Partnership represents and warrants to the Lender that:

     SECTION 4.1  Organization and Good Standing.  The Partnership is a limited
                  ------------------------------
partnership, duly organized and in good standing under the laws of the State of Delaware. The General Partnerships are general partnerships duly organized under the laws of the State of Delaware. Each S Corporation is a corporation duly organized and in good standing under the laws of the State of California. Westmark is a limited liability company, duly formed and existing in good standing under the laws of the State of Delaware. Each Credit Party has the requisite power and authority to own its properties and assets and to transact the business in which it is engaged and is duly qualified as a foreign corporation or partnership and in good standing in all states in which it is doing business, except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.2  Authorization and Power.  Each Credit Party to the extent it
                  -----------------------
is a party thereto, has the requisite power and authority, and has taken all corporate, partnership or limited liability company action necessary, to execute, deliver and perform the Loan Documents.

     SECTION 4.3  No Conflicts or Consents.  The execution, delivery and
                  ------------------------
performance of the Purchase Agreement and the Loan Documents, the consummation of any of the transactions contemplated thereby (collectively, the "Transactions"), and compliance with the terms and provisions hereof or thereof will not contravene or conflict with any provision of law to which any Credit Party is subject or any material judgment, license, order or permit applicable to any Credit Party, or any material contract, lease, indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which any Credit Party is a party or by which any Credit Party may be bound, or to which any Credit Party may be subject, or violate any provision of the charters, by-laws, partnership agreement or limited liability company agreement of any Credit Party, which could reasonably be expected, in any case, to have a Material Adverse Effect. No consent, approval, authorization or order of any Tribunal or other Person is required in connection with the consummation of the Transactions, except for such required consents, approvals and authorizations which (a) have been obtained by the relevant Credit Party or permanently waived in writing, or (b) the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.4  Enforceable Obligations.  The Loan Documents have been duly
                  -----------------------
executed and delivered by each Credit Party (to the extent such Credit Party is a party thereto) and are, or will be, the legal and binding obligations of each Credit Party, enforceable in accordance with their respective terms, subject to applicable laws of bankruptcy, insolvency and similar laws affecting creditors' rights and the application of general rules at equity.

     SECTION 4.5  Title to Properties; Liens.  Except for Permitted Liens and
                  --------------------------
except as set forth on Schedule 4.5, all of the assets owned or leased by the
                       ------------
Credit Parties and their respective Subsidiaries are free and clear of all Liens and other adverse claims of any nature, each Credit Party has good and indefeasible title to, or valid and subsisting interests in, all real property included in such assets and good and marketable title to, or valid and subsisting interests in, all personal property included in such assets, and there are no presently effective financing statements, deeds of trust, mortgages and similar documents or instruments of record in any jurisdiction covering any material tangible or intangible assets of the Credit Parties.

     SECTION 4.6  Financial Statements.  Except as set forth on Schedule 4.6,
                  --------------------                          ------------
the financial statements attached hereto as Schedule 4.6 include the audited
                                            ------------
balance sheets and statements of operations, shareholders' equity and cash flows of Westmark and CBC for the year ended December 31, 1995. Except as set forth on Schedule 4.6, such balance sheets and statements of income and cash flows
   ------------
present fairly the financial condition and results of operations of Westmark and CBC as of the dates and for the periods indicated, and, to the knowledge of the Credit Parties, such balance sheets and the notes thereof disclose all material liabilities required to be included under GAAP, direct or contingent, of the applicable person, as of the dates thereof. Except as set forth on Schedule
                                                                    --------
4.6, no Credit Party has, on the Closing Date, any contingent obligation,
---
contingent liability or liability for Taxes, long-term lease or unusual or forward long-term commitment which would have a Material Adverse Effect and which has not been listed in such financial statements or otherwise disclosed in writing to the Lender.

     SECTION 4.7  No Default.  No event has occurred and is continuing which
                  ----------
constitutes a Potential Event of Default or an Event of Default.

     SECTION 4.8  Contractual Obligations.  No Credit Party is in default under
                  -----------------------
any Contractual Obligations to which it is a party or by which its property is bound, where such default could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.9  No Litigation.  Except as set forth on Schedule 4.9, there are
                  -------------                          ------------
no actions, suits or proceedings at law or in equity by or before any Tribunal now pending or, to any Credit Party's best knowledge, threatened against or affecting any Credit Party or its business, property or rights (i) which involve any of the Transactions or (ii) which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 4.9, there exists no judgment, order, injunction or other
         ------------
restraint issued or filed with respect to any Credit Party which could reasonably be expected to result in a Material Adverse Effect or which prohibits or adversely affects any of the Transactions.

     SECTION 4.10 Use of Proceeds; Margin Stock.  The proceeds of the Loan were
                  -----------------------------
used solely for the purposes specified in Section 2.4 of the Credit Agreement. None of such proceeds were used to, or to reduce or retire any Indebtedness which was originally incurred to, purchase or carry a Margin Stock, or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulations G, T, U or X. No Credit Party has taken nor will take any action which might cause any of the Loan Documents to violate Regulations G, T, U or X, or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 8 of the Exchange Act or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

     SECTION 4.11 Compliance with Law.  Except as set forth on Schedule 4.11,
                  -------------------                          -------------
each Credit Party is in compliance with all laws, except where failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.12 Capital Structure.  As of the Restatement Date, the
                  -----------------
outstanding partnership interests of the Partnership and the General Partnerships and the outstanding member interests of Westmark will be held as set forth on Schedule 4.12.
             -------------

     SECTION 4.13 Licenses, Trademarks, etc.  Each Credit Party owns or holds
                  --------------------------
valid licenses in all necessary trademarks, copyrights, patents, patent rights and licenses to conduct its business as operated on the date hereof and as proposed to be conducted, other than where the failure to so own or hold could not reasonably be expected to have a Material Adverse Effect. No Credit Party has been charged or, to its best knowledge, threatened to be charged with any infringement of, nor, to its best knowledge, has any Credit Party infringed on, any unexpired trademark, patent, patent registration, copyright, copyright registration or other proprietary right of any other Person which could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.14 Permits and Licenses.  Except as set forth on Schedule 4.14,
                  --------------------                          -------------
all permits, licenses and other governmental authorizations ("Permits") needed by any Credit Party to carry on its business have been obtained and are in full force and effect, except for such Permits the failure of which to have could not reasonably be expected to have a Material Adverse Effect. The Partnership is not in material breach of any such Permits except for breaches which, individually or in the aggregate, would not have a Material Adverse Effect.

     SECTION 4.15 ERISA.
                  -----

       (a) No Credit Party (i) maintains or contributes to any Pension Plan other than those identified on Schedule 4.15 or (ii) maintains or contributes to
                               -------------
any Multiemployer Plan.

       (b) Each Credit Party is in compliance with all applicable provisions of ERISA and the Code with respect to all Employee Benefit Plans, except where the failure to so comply could not be reasonably expected to have a Material Adverse Effect. No material liability has been incurred by any Credit Party or any of its ERISA Affiliates which remains unsatisfied for any Taxes, penalties or other amount (other than contributions in the ordinary course) with respect to any Employee Benefit Plan which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, to the knowledge of any Credit party, no such material liability is expected to be incurred.

       (c) To the knowledge of any Credit Party , no Credit Party has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than for the payment of premiums; or (iii) failed to make a required installment or other required payment under Section 412 of the Code where the occurrence of such transaction or liability or the failure to make such payment could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

       (d) No ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan maintained by any Credit Party which could reasonably be expected to have a Material Adverse Effect.

       (e) No proceeding, claim, lawsuit and/or investigation is existing or, to any Credit Party's knowledge, threatened concerning or involving any Employee Benefit Plan which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     SECTION 4.16 Investment Company Act.  No Credit Party is an "investment
                  ----------------------
company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 4.17 Public Utility Holding Company Act.  No Credit Party is a
                  ----------------------------------
"holding company", an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 4.18 Environmental and Safety Matters.  Except as set forth on
                  --------------------------------
Schedules 4.7(b) and (c) to the Purchase Agreement hereto or to the
------------------------
Partnership's knowledge:

       (a) Each Credit Party has obtained all material permits, licenses and other authorizations which are required under Environmental and Safety Laws and applicable to the conduct of its business (collectively, "Environmental Permits").

       (b) Each Credit Party has complied, and is in compliance with, in all material respects, the terms and conditions of all such Environmental Permits and has complied and is in compliance with all Environmental and Safety Laws.

       (c) With respect to each Credit Party, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation is pending or, to the best knowledge of the Credit Party, threatened by any Person which remains unresolved with respect to any alleged material failure to obtain any Environmental Permits or any material violation of any Environmental and Safety Laws, or with respect to the generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release or threatened Release, of any Hazardous Materials.

       (d) No property or facility now or previously owned or operated by any Credit Party has been or is presently operated in a manner which requires permitting as a hazardous waste treatment, storage or disposal facility for purposes of RCRA or any analogous state law.

       (e) None of the following is present at any property or facility now or previously owned or operated by any Credit Party: (i) polychlorinated biphenyls contained in electrical or other equipment; or (ii) asbestos-containing insulation or building material.

       (f) There are no active or inactive underground storage tanks present at any property or facility now or previously owned or operated by any Credit Party or any of its Environmental Affiliates.

       (g) No Credit Party has transported or arranged for the transportation of any Hazardous Material to any location which is on the CERCLA National Priorities List (or, to the best of the Partnership's knowledge upon reasonable inquiry, proposed for such listing), the CERCLIS List or any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which could reasonably be expected to lead to material claims against any Credit Party under any Environmental and Safety Laws.

       (h) There has been no Release of Hazardous Materials into the environment at or from any property or facility now or previously owned or operated by any Credit Party so as to give rise to any material present or future material liability or obligation under any Environmental and Safety Laws.

       (i) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of any Credit Party and no property or facility now or previously owned or operated by any Credit Party is on the CERCLA National Priorities List (or, to the knowledge of any Credit Party, proposed for such listing), the CERCLIS List or any similar state list.

       (j) No material Liens have arisen under or pursuant to any Environmental and Safety Laws on any property or facility now or previously owned or operated by any Credit Party, no governmental actions have been taken or are in process which could subject any such properties or facilities to such Liens; no Credit Party would be required to place any notice or restriction relating to the presence of Hazardous Materials in any deed to such property or facility.

       (k) There have been no environmental investigations, studies, audits, tests, reviews or other analyses of any property or facility now or previously owned or operated by any Credit Party which have not been provided or made available to the Lender.

       (l) No Credit Party has, by operation of law, assumed or undertaken any liability or corrective or remedial obligation of any other Person relating to Environmental and Safety Laws.

       (m) Without limiting the generality of the foregoing, there are no other facts, events or conditions relating to the past or present operations, properties or facilities of any Credit Party which would give rise to any material liability or material investigatory, corrective or remedial obligation under any Environmental and Safety Laws.

     SECTION 4.19 Financial Condition.  No Credit Party is entering into the
                  -------------------
arrangements contemplated by this Agreement, the Seller Financing and the other Loan Documents with actual intent to hinder, delay or defraud either present or future creditors. On and as of the Closing Date on a pro forma basis after giving effect to the Transactions and to all debts incurred or to be created in connection herewith, (a) each Credit Party will have sufficient capital with which to conduct its present and proposed business and the property of such Credit Party does not constitute unreasonably small capital with which to conduct its present or proposed business, and (b) no Credit Party has incurred, nor does it intend to or believe that it will incur, debts (including Contingent Liabilities) beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received from any source, and of amounts to be payable on or in respect of debts), and the amount of cash available to each such Credit Party after taking into account all other anticipated uses of funds is anticipated to be sufficient to pay all such amounts on or in respect of debts, when such amounts are required to be paid.

    For purposes of this Section 4.19 "debt" means any liability on a (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such a right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

     SECTION 4.20 Acquisition.  The transactions contemplated by the Purchase
                  -----------
Agreement to be consummated as of the Closing Date have been consummated in accordance with the terms of the Purchase Agreement and nothing has come to the Credit Parties' attention that would indicate that any of the representations and warranties contained in such agreement were not true and correct and none of the material terms thereof have been modified, amended or waived.

     SECTION 4.21  Sumitomo Credit Agreement.  A true and complete copy of the
                   -------------------------
Sumitomo Credit Agreement, as in effect on the Restatement Date, is attached hereto as Exhibit L.


                       ARTICLE 5.  AFFIRMATIVE COVENANTS.

    The Partnership covenants and agrees that, until the Loan and the Notes and all other amounts due under this Agreement have been paid in full, unless the Lender shall otherwise give prior written consent, the Credit Parties shall jointly and severally perform all covenants in this Article 5:

     SECTION 5.1  Financial Statements and Other Reports.  Each of the Credit
                  --------------------------------------
Parties will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of consolidated financial statements in conformity with GAAP. The Partnership will deliver to the Lender:

       (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Credit Parties, balance sheets of each of the Partnership (consolidating the General Partnerships), Westmark and CBC as of the end of such year and the related consolidated statements of income, stockholders' equity and cash flow of each of the Partnership (consolidating the General Partnerships), Westmark and CBC for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail accompanied by an unqualified report thereon of independent certified public accountants of recognized national standing selected by the Partnership or CBC, as applicable, and reasonably satisfactory to the

Lender, which report shall state that such financial statements fairly present the financial position of the Partnership (consolidating the General Partnerships), Westmark and CBC as at the date indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

       (b) as soon as available and in any event within thirty (45) days after the end of any fiscal quarter, other than fourth fiscal quarter in a fiscal year, copies of the balance sheets of the Credit Parties and CBC as of the end of such quarter, and statements of income and retained earnings and changes in financial position of the Credit Parties and CBC for such quarter and for the portion of the fiscal year ending with such fiscal quarter, in each case setting forth in comparative form the figures for the corresponding periods of the preceding fiscal year, all in reasonable detail and certified by the Chief Financial Officer on behalf of each of the Credit Parties as fairly presenting the financial position of the Credit Parties as at the date indicated and the results of their operations and cash flow for the periods indicated, subject to year-end audit adjustments;

       (c) together with each delivery of financial statements of the Credit Parties and CBC pursuant to clauses (a) and (b) above, an Officers' Certificate of each of the Partnership and CBC providing a calculation of any Priority Payments and payments under the Management Agreement for such period and stating that the signers have reviewed the terms of this Agreement and the Notes and have made or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Credit Parties during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of the Officers' Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Partnership has taken, is taking and proposes to take with respect thereto;

       (d) not less than thirty (30) days prior to the commencement of each fiscal year, the Partnership shall deliver to the Lender budgets and forecasts of the Credit Parties in reasonable detail for each of the forthcoming three fiscal years, year by year, and for the forthcoming fiscal year, month by month, including a projected balance sheet and income statement and cash flows, and otherwise as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Section 5.l(a), the Partnership shall deliver a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the budget required to be submitted pursuant to this
Section 5.1(d);

       (e) at the same time as they are delivered or required to be delivered to the Sumitomo Bank, Limited, whichever is earlier, the reports and calculations required to be delivered pursuant to Section 5.01(c) of the Sumitomo Credit Agreement as in effect on the Restatement Date, such reports to contain sufficient information and calculations to enable the determination of Excess Cash Flow;

       (f) promptly after the occurrence of any Event of Default or Potential Event of Default, an Officer's Certificate of the Partnership setting forth the details thereof and the action which the Partnership, as the case may be, is taking or proposes to take with respect thereto;

       (g) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available by the Credit Parties to their security holders, all registration statements (other than the exhibits thereto) and annual, quarterly or other reports, if any, filed by any Credit Party with the Securities and Exchange Commission and all press releases by any Credit Party concerning material developments in the business of such Credit Party;

       (h) promptly, notice of all litigation or proceedings commenced or threatened affecting any Credit Party in which there is a reasonable possibility of an adverse decision and (x) which involves liability which could reasonably be expected to have a Material Adverse Effect (in the aggregate), or (y) in which injunctive or similar relief is sought which if obtained would reasonably be expected to have a Material Adverse Effect;

       (i) promptly upon receipt thereof, copies of all final reports or letters submitted to any Credit Party by its independent certified public accountants in connection with each annual, interim or special audit of the financial statements of any Credit Party made by such accountants, including, without limitation, any management report, and the Partnership agrees to obtain such a report in connection with each of its annual audits; and

       (j) with reasonable promptness, such other information and data with respect to any Credit Party as from time to time may be reasonably requested by the Lender.

     SECTION 5.2  Existence, Etc.  Each of the Credit Parties will at all times
                  ---------------
preserve and keep in full force and effect its legal existence and rights and franchises to its business.

     SECTION 5.3  Payment of Taxes; Tax Consolidation.
                  -----------------------------------

       (a) Each of the Credit Parties and any consolidated group of which any Credit Party is a member will, and will cause each of their respective Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or property before any material penalty accrues thereon; provided, that no such Taxes need be paid with respect to any Contested Claim.

       (b) None of the Credit Parties will, or will permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than the Credit Parties, or any of their Subsidiaries or such other Person as may be reasonably acceptable to the Lender.

     SECTION 5.4  Maintenance of Properties; Insurance.  Except as permitted by
                  ------------------------------------
Section 6.6, each Credit Party will maintain or cause to be maintained in good repair, working order and condition all material properties used or useful in the business of the Credit Parties, ordinary wear and tear excepted, and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Each Credit Party will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations.

     SECTION 5.5  Inspection.  Each Credit Party shall permit any authorized
                  ----------
representatives designated by the Lender (at such representative's expense) to visit and inspect any of the properties of any Credit Party, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

     SECTION 5.6  No Further Negative Pledges.  The Credit Parties and their
                  ---------------------------
respective Subsidiaries shall not enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

     SECTION 5.7  Compliance with Laws, Etc.  Each Credit Party shall comply
                  --------------------------
with, and shall cause each of their respective Subsidiaries to comply with, all applicable laws, rules, regulations and orders of any governmental authority, other than those laws, rules, regulations and orders the noncompliance with which could not be reasonably expected to have a Material Adverse Effect.

     SECTION 5.8  Maintenance of Accurate Records, Etc.  Each Credit Party shall
                  -------------------------------------
keep, and will cause each of its Subsidiaries to keep, true books and records and accounts in which full and correct entries will be made of all its respective business transactions, and will reflect, and cause each of its Subsidiaries to reflect, in its respective financial statements adequate accruals and appropriations to reserves.

     SECTION 5.9  Lender Meeting.  Each Credit Party will participate in a
                  --------------
meeting with the Lender once during each fiscal year to be held at a location and a time selected by each Credit Party and reasonably acceptable to the Lender.

     SECTION 5.10 ERISA Compliance.  Each of the Credit Parties and their ERISA
                  ----------------
Affiliates will make prompt payment of all contributions which it is obligated to make under all Pension Plans and Multiemployer Plans and which are required to meet the minimum funding standard set forth in ERISA with respect to each of the Pension Plans where the failure to make such contributions would reasonably be expected to have a Material Adverse Effect. Neither any Credit Party nor any of its ERISA Affiliates shall (i) incur any liability to the Internal Revenue Service, the Department of Labor or the PBGC (other than for premiums due the PBGC which shall be paid when due) with respect to any Pension Plan or Multiemployer Plan which would reasonably be expected to have a Material Adverse Effect, (ii) terminate any Pension Plan or withdraw (either partially or completely) from any Multiemployer Plan if the liabilities exceed the assets under such Pension Plan or if liabilities arising from the complete or partial withdrawal from the Multiemployer

Plan would reasonably be expected to have a Material Adverse Effect, (iii) provide medical or life insurance benefits to former employees of any Credit Party (other than in accordance with Section 601 of ERISA or Section 4980B of the Code) under which the annual liability of any Credit Party exceeds would have a Material Adverse Effect, or (iv) with respect to any Pension Plan, incur a reporting obligation for any Reportable Event which could constitute grounds for termination by the PBGC of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Pension Plan where the occurrence of such liability, such termination or withdrawal, such provision of benefits or the occurrence of which would reasonable be expected to have a Material Adverse Effect.

     SECTION 5.11 Pledge Agreement.  Within 10 days after the release of the
                  ----------------
liens under the pledge agreement attached as Exhibit F to the Purchase Agreement, the Partnership shall execute and deliver to the Lender the Pledge Agreement and deliver to the Lender the Pledged Interests (as defined therein) as security for the Obligations.

     SECTION 5.12 S Corporations.  Within 60 days following the Closing Date,
                  --------------
the stock of each of the S Corporations shall be distributed to CBC as general partner of the Partnership and the interests in HoldPar A held by each such S Corporation shall have been contributed by CBC to the Partnership on terms satisfactory to the Lender.


                         ARTICLE 6.  NEGATIVE COVENANTS

    The Partnership covenants and agrees that until the Loans and the Notes and all amounts due under this Agreement at the time of such termination or payment have been paid in full, unless the Lender shall otherwise give prior written consent, each of the Credit Parties will perform all covenants in this Article 6:

     SECTION 6.1  Indebtedness.  None of the Credit Parties shall, and shall not
                  ------------
permit any of their respective Subsidiaries to, directly or indirectly create, incur, assume, extend the maturity of, or otherwise become directly or indirectly liable with respect to, any Indebtedness, other than Permitted Indebtedness.

     SECTION 6.2  Transactions with Members, Partners, Shareholders and
                  -----------------------------------------------------
Affiliates.  The Credit Parties will not, and will not permit any of their
----------
respective Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Credit Party (other than the Lender) or any officer, director or employee of any Credit Party (other than an officer of the Lender), except for (i) transactions in the ordinary course of and pursuant to the reasonable requirements of such Credit Party's business and upon fair and reasonable terms and which are no less favorable to such Credit Party than it would obtain in a comparable arm's-length transaction with an unaffiliated Person (except for transactions covered by the Management Agreement and provided that the Lender shall receive full written disclosure of any of the foregoing transactions (other than payroll and other administrative transactions for which the charge is cost or a reasonable estimate of cost) which involve payments to any Affiliate (other than the Lender) or officer, director or employee of any Credit Party of greater than $10,000), (ii) the Management Agreement, (iii) the Incentive Plan or any employment agreements existing on the date hereof, (iv) the CBC Debt or (v) the transactions contemplated by Section 5.12.

     SECTION 6.3  Restricted Junior Payments.  The Credit Parties will not, and
                  --------------------------
will not permit any of their respective Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum of any Restricted Junior Payment, except that Westmark may make Restricted Junior Payments to the General Partnerships which in turn may make Restricted Junior Payments to the Partnership, in each case with respect to their respective Capital Stock, to the extent necessary to permit the Partnership to (i) make payments with respect to Priority Payments and (ii) comply with the provisions of Article II and Section
5.12 hereof.

     SECTION 6.4  Liens.  Except as set forth in Schedule 4.5 and except for
                  -----                          ------------
Permitted Liens, none of the Credit Parties shall, nor shall they permit any of their Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, or on any income or profits therefrom, or assign or otherwise convey any right to receive income to secure any Indebtedness.

     SECTION 6.5  Mergers.  None of the Credit Parties shall, nor shall they
                  -------
permit any of their Subsidiaries to, consolidate or merge with, or sell, assign, transfer or lease all or substantially all of its assets in a single transaction or a series of related transactions to, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all of the business, property or fixed assets or stock of, any Person; provided that CBC may contribute its real estate investment advisory business to Westmark.

     SECTION 6.6  Limitation on Sale of Less Than Substantially All Assets.
                  --------------------------------------------------------
Each of the Credit Parties shall not, and shall not permit any of its Subsidiaries to, make any Asset Disposition, unless (a) such Credit Party receives consideration at the time of and for such Asset Disposition at least equal to the Fair Market Value of the assets disposed of in such Asset Sale as of the date of such Asset Disposition, (b) the Partnership complies with Section 2.3(a)(ii)(A) and (c) no Event of Default or Potential Event of Default shall result from such Asset Disposition.

     SECTION 6.7  Limitation on Dividend and Other Payment Restrictions
                  -----------------------------------------------------
Affecting Subsidiaries.  Except as contained herein and in the Seller Financing
----------------------
on the date hereof, none of the Credit Parties will, nor will they permit any of their Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any of its Subsidiaries to (a) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits owned by, or pay any Indebtedness owed to, any such Subsidiary, (b) pay any Indebtedness owed to the Partnership, (c) make loans or advances to the Partnership or (d) transfer any of its properties or assets to the Partnership.

     SECTION 6.8  Restrictions on Additional Subordinated Indebtedness.  No
                  ----------------------------------------------------
Credit Party will, nor will they permit any of their Subsidiaries to, create or suffer to exist any Indebtedness which (i) provides that it is subordinate in right of payment to the Seller Financing and (ii) is senior in right of payment to or pari passu with the Loan.
                                                       ---- -----

     SECTION 6.9  No Amendment of Certain Documents.  Unless required by law, no
                  ---------------------------------
Credit Party shall, and shall not permit any of their Subsidiaries to, amend, modify or waive (i) their respective articles of incorporation, by-laws, partnership agreement or limited liability company agreement or (ii) the Purchase Agreement, any agreement with respect to the Seller Financing, the CBC Debt, or the Management Agreement.

     SECTION 6.10 Conduct of Business.  None of the Credit Parties will, or will
                  -------------------
permit any of their Subsidiaries to, engage in any business other than the businesses of the type described in Schedule 6.10 attached hereto and activities
                                    -------------
incidental and ancillary thereto. The Partnership will not engage in any business other than owning all of the general partnership interests of the General Partnerships, and the General Partnerships will not engage in any business other than owning all of the interests of Westmark.

     SECTION 6.11 No Creation of New Subsidiaries.  None of the Credit Parties
                  -------------------------------
will create, or permit any of their respective Subsidiaries to create, any new Subsidiaries.

     SECTION 6.12  Investments.  None of the Credit Parties will make, or permit
                   -----------
any of their respective Subsidiaries to make, any Investment other than (i) a Permitted Investment or (ii) Investments by the Partnership in the General Partnerships and the General Partnerships in Westmark.

     SECTION 6.13 Capital Expenditures.  Westmark will not make any capital
                  --------------------
expenditures (as determined in accordance with generally accepted accounting principles) in excess of $500,000 in any fiscal year, individually or in the aggregate.


                         ARTICLE 7.  EVENTS OF DEFAULT

     If any of the following conditions or events ("Events of Default") shall occur and be continuing:

     SECTION 7.1  Failure To Make Payments When Due.  (i) Failure to pay any
                  ---------------------------------
installment of principal of the Loan when due, whether at stated maturity, by acceleration, by notice of prepayment, by operation of Section 2.3 or otherwise; or (ii) failure to pay any interest on any Loan (other than pursuant to Section 2.2(b)(ii)) or any other amount due under this Agreement and such default continues for a period of five (5) days; or

     SECTION 7.2  Default in Other Agreements.  (a) Failure of any Credit Party
                  ---------------------------
to pay when due any principal of or interest on any Indebtedness in excess of $100,000 in principal outstanding and the expiration of any applicable grace periods or (b) any breach or default by any Credit Party under any evidence of Indebtedness in excess of $100,000 in the aggregate; provided, that as a result
                                                     --------
of any such failure to pay such Indebtedness under clause (a) above, or any such breach or default under clause (b) above, the Indebtedness thereunder shall have become due and payable prior to its stated maturity; or

     SECTION 7.3  Breach of Certain Covenants and Agreements.  Failure of any
                  ------------------------------------------
Credit Party to perform or comply with (a) any term or condition contained in
Section 5.1(a), (b), (c), (d) or (e), Section 5.11 or Article 6, or (b) any other term contained in this Agreement or the other Loan Documents and, in the case of clause (b), such failure shall not have been remedied or waived within thirty (30) days after receipt of written notice from the Lender of such default (other than any occurrence described in the other provisions of this Article 7 for which a different grace or cure period is specified or which constitutes an immediate Event of Default); or

     SECTION 7.4  Breach of Warranty.  Any representation or warranty made by
                  ------------------
any Credit Party in any Loan Document or in any statement or certificate at any time given by any Credit Party in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of when made; or

     SECTION 7.5  Involuntary Bankruptcy; Appointment of Receiver, Etc.  (a)  A
                  -----------------------------------------------------
court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Credit Party in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (b) an involuntary case is commenced against any Credit Party under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Credit Party or over all or a substantial part of any of its property, shall have been entered; or an interim receiver, trustee or other custodian of any Credit Party or all or a substantial part of its property is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of any Credit Party, and the continuance of any such events in this clause (b) for sixty (60) days unless dismissed, bonded, stayed, vacated or discharged; or

     SECTION 7.6  Voluntary Bankruptcy; Appointment of Receiver, Etc.  Any
                  ---------------------------------------------------
Credit Party shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by any Credit Party of any assignment for the benefit of creditors or the admission by any Credit Party in writing of its inability to pay its debts as such debts become due; or the board of directors, general partner or manager of any Credit Party (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

     SECTION 7.7  Judgments and Attachments.  Any final money judgment, writ or
                  -------------------------
warrant of attachment, or similar process involving in any individual case or in the aggregate at any time an amount in excess of $100,000 (not covered by insurance) shall be entered or filed against any Credit

Party or any of its respective assets by a final, nonappealable order of a court of competent jurisdiction and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days; or

     SECTION 7.8  Agreements.  Any material provision of any Loan Document shall
                  ----------
cease to be a valid and binding obligation against any Credit Party or any Credit Party shall so state in writing; or

     SECTION 7.9  Change of Control.  A Change of Control shall have occurred;
                  -----------------
or

     SECTION 7.10 Management Agreement.  The Management Agreement is terminated
                  --------------------
by either of the parties thereto or any of the agreements (or benefits thereof) listed on Schedule 1 thereto is assigned to, renewed by or otherwise transferred to CBC or any of its Affiliates (other than Westmark).

    THEN, (i) upon the occurrence of any Event of Default described in the foregoing Section 7.5 or 7.6, the unpaid principal amount of and accrued interest on the Loan shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Partnership, and the obligations of the Lender hereunder shall thereupon terminate, and (ii) upon the occurrence of any other Event of Default, the Lender may, by written notice to the Partnership, declare the Loan to be, and the same shall forthwith become, due and payable, together with accrued interest thereon, and the obligations of the Lender hereunder shall thereupon terminate.

                           ARTICLE 8.  MISCELLANEOUS

     SECTION 8.1  Participations in Loan and Note.
                  -------------------------------

       (a) The Lender shall have the right at any time, to sell, assign, transfer or negotiate all or any part of the Loan or Note to one or more of its affiliates. In the case of any sale, assignment, transfer or negotiation of all or part of the Loan or Note authorized under this Section 8.1(a), the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Lender with respect to such Loan or Note.

       (b) The Lender may grant participations in all or any part of the Loan or Note to one or more Persons.

       (c) In connection with any sales, assignments or transfers of any Loan or Note referred to in Section 8.1(a), the Lender shall give notice to the Partnership of the identity of such parties and obtain agreements from the purchasers, assignees and transferees, as the case may be (the "Assignees"), that all information given to such parties will be held in strict confidence pursuant to a confidentiality agreement reasonably satisfactory to the Partnership. The Partnership shall maintain a register on which it will record the name and address of the Lender and all Assignees and shall be entitled to treat the holder or holders of record as the Lender for all purposes hereunder.

       (d) In the event of an assignment by the Lender, or any subsequent assignment, the term "Lender" herein shall be deemed to refer to each such Lender, the term "Note" shall be deemed to refer to each "Note", and any action requiring the consent of the Lender shall be deemed to require the consent of Persons holding in excess of 50% of the outstanding principal amount of the Note; provided that 399 Venture Partners, Inc. shall retain the ability in connection with any such assignment to act on each such assignees' behalf in connection with this Agreement and the Partnership shall only be required to seek the consent of 399 Venture Partners, Inc.

     SECTION 8.2  Expenses.  Whether or not the transactions contemplated hereby
                  --------
shall be consummated, the Partnership agrees to promptly pay (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents and all the costs of furnishing all opinions by counsel for the Partnership (including, without limitation, any opinions requested by the Lender as to any legal matters arising hereunder), and of the Partnership's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (ii) the reasonable fees, expenses and disbursements of counsel to the Lender in connection with the negotiation, preparation, execution and administration of the Loan Documents, and the Loan hereunder, and any amendments and waivers hereto or thereto; and (iii) after the occurrence of an Event of Default, all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the Note by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a workout, or any insolvency or bankruptcy proceedings.

     SECTION 8.3  Indemnity.  In addition to the payment of expenses pursuant to
                  ---------
Section 8.2, whether or not the transactions contemplated hereby shall be consummated, the Partnership (the "Indemnitor") agrees to indemnify, pay and hold the Lender and any holder of the Note, and the officers, directors, employees, agents, and Affiliates of the Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of one counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement, the other Loan Documents, the Lender's agreement to make the Loan or the use or intended use of the proceeds of any of the Loan hereunder, including without limitation any of the foregoing arising pursuant to any Environmental and Safety Laws (the "Indemnified Liabilities"); provided, that the Indemnitor shall not have any obligation to an Indemnitee hereunder with respect to an Indemnified Liability to the extent it is determined pursuant to a final, non-appealable judgment of a court of competent jurisdiction that such Indemnified Liability arises from the gross negligence or willful misconduct of that Indemnitee. Each Indemnitee shall give the Indemnitor prompt written notice of any claim that might give rise to Indemnified Liabilities setting forth a description of those elements of such claim of which such Indemnitee has knowledge; provided, that any failure to give such notice shall not affect the obligations of the Indemnitor unless (and then solely to the extent) the Indemnitor is prejudiced. The Indemnitor shall have the right at any time during which such claim is pending to select counsel to defend and control the defense thereof and settle any claims for which it is responsible for indemnification hereunder (provided that the Indemnitor will not settle any such claim without (i) the appropriate Indemnitee's prior written consent which consent shall not be unreasonably withheld or (ii) obtaining an unconditional release of the appropriate Indemnitee from all claims arising out of or in any way relating to the circumstances involving such claim) so long as in any such event, the Indemnitor shall have stated in a writing delivered to the Indemnitee that, as between the Indemnitor and the Indemnitee, the Indemnitor is responsible to the Indemnitee with respect to such claim to the extent and subject to the limitations set forth herein; provided, however, that the Indemnitor shall not be entitled to control the defense of any claim in the event that in the reasonable opinion of counsel for the Indemnitee there are one or more material defenses available to the Indemnitee which are not available to the Indemnitor; provided, further, that with respect to any claim as to which the Indemnitee is controlling the defense, the Indemnitor will not be liable to any Indemnitee for any settlement of any claim pursuant to this Section 8.3 that is effected without its prior written consent. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Partnership shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

     SECTION 8.4  Amendments and Waivers.  No amendment, modification,
                  ----------------------
termination or waiver of any provision of this Agreement or of the Note, or consent to any departure by the Partnership therefrom, shall in any event be effective without the written concurrence of the Lender and the Partnership; provided, that no amendment, modification, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) increase or subject the Lender to any additional obligations; (b) reduce the principal of, or interest on the Note or any fees, premiums or other amounts payable hereunder; (c) postpone any date fixed for any payment of principal of, or premium or interest on, the Note or any fees or other amounts payable hereunder; or (d) amend this Section 8.4. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 8.4 shall be binding upon each holder of the Note at the time outstanding and each future holder of the Note.

     SECTION 8.5  Independence of Covenants.  All covenants hereunder shall be
                  -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

     SECTION 8.6  Notices.  All notices, demands or other communications to be
                  -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or via facsimile. Such notices, demands and other communications will be sent to the address indicated below:

    To any of the Credit Parties:

       c/o CB Commercial Real Estate Group, L.P.
       533 South Fremont Avenue
       Los Angeles, CA 90017
       Attention: David Davidson
                  Chief Financial Officer
       Telecopy No: (213) 613-3228

       With a copy to:

       Pillsbury Madison & Sutro LLP
       725 South Figueroa Street, Suite 1200
       Los Angeles, CA 90017
       Attention:  Ruth Modisette, Esq.
       Telecopy No.: (213) 629-1033

    To the Lender:

       c/o Citicorp Real Estate, Inc.
       599 Lexington Avenue
       New York, NY 10043
       Attention:  John D. Hirschfeld
       Telecopy No.: (212) 223-0181

       With a copy to:

       Kirkland & Ellis
       153 East 53rd Street
       New York, NY 10022-4675
       Attention:  Kirk A. Radke, Esq.
       Telecopy No.: (212) 446-4900

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party; provided, that the failure to deliver copies of notices as indicated above shall not affect the validity of any notice. Any such communication shall be deemed to have been received (i) when delivered, if personally delivered, or sent by nationally-recognized overnight courier or sent via facsimile or (ii) on the third Business Day following the date on which the piece of mail containing such communication is posted if sent by certified or registered mail.

     SECTION 8.7  Survival of Warranties and Certain Agreements.  (a) All
                  ---------------------------------------------
agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loan hereunder and the execution and delivery of the Note and shall continue (but, with respect to representations and warranties, such representations and warranties are made only as of the date when made pursuant to Section 4) until repayment of the Note and the Obligations in full; provided, that if all or any part of such payment is set aside, the representations and warranties in the Loan Documents shall continue as if no such payment had been made.

       (b) Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Credit Parties set forth in Sections 8.2 and 8.3 shall survive the payment of the Loans and the Notes and the termination of this Agreement.

     SECTION 8.8  Failure or Indulgence Not Waiver; Remedies Cumulative.  No
                  -----------------------------------------------------
failure or delay on the part of any Lender or any holder of any Note in the exercise of any power, right or privilege hereunder or under the Note shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or the Notes are cumulative to and not exclusive of, any rights or remedies otherwise available.

     SECTION 8.9  Severability.  In case any provision in or obligation under
                  ------------
this Agreement or the Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 8.10 Headings.  Section and subsection headings in this Agreement
                  --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     SECTION 8.11 Applicable Law.  THIS AGREEMENT AND THE NOTES SHALL BE
                  --------------
GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 8.12 Successors and Assigns; Subsequent Holders of Notes.  This
                  ---------------------------------------------------
Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lender. The terms and provisions of this Agreement and all other certificates delivered pursuant to Section 3 shall inure to the benefit of any assignee or transferee of the Notes pursuant to Section 8.1(a), and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. The Partnership's rights or any interest therein hereunder may not be assigned without the written consent of the Lender.

     SECTION 8.13 Consent to Jurisdiction and Service of Process.
                  ----------------------------------------------

    ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY (OTHER THAN WESTMARK) WITH RESPECT TO THIS AGREEMENT OR ANY NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN

THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH CREDIT PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS (UNLESS THE LENDER OTHERWISE AGREES), AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT SUBJECT, HOWEVER, TO RIGHTS OF APPEAL. EACH CREDIT PARTY (OTHER THAN WESTMARK) DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH CREDIT PARTY IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH CREDIT PARTY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT, A COPY OF SUCH PROCESS SO SERVED SHALL BE SENT BY AIR COURIER TO SUCH CREDIT PARTY AT ITS ADDRESS PROVIDED IN SECTION 8.6 HEREOF, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY CREDIT PARTY REFUSES TO ACCEPT SERVICE, EACH CREDIT PARTY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

     SECTION 8.14 Waiver of Jury Trial.  EACH CREDIT PARTY HEREBY WAIVES, TO THE
                  --------------------
EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NO CLAIM MAY BE MADE BY ANY CREDIT PARTY AGAINST ANY LENDER FOR ANY LOST PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (OTHER THAN WILLFUL MISCONDUCT CONSTITUTING ACTUAL FRAUD) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; EACH CREDIT PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES. EACH CREDIT PARTY AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE LENDER WOULD NOT EXTEND TO THE PARTNERSHIP ANY LOAN HEREUNDER IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

     SECTION 8.15 Counterparts; Effectiveness.  This Agreement and any
                  ---------------------------
amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by the Partnership and the Lender.

     SECTION 8.16 Entirety.  This Agreement and the other Loan Documents embody
                  --------
the entire agreement among the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

     SECTION 8.17 Nonrecourse to CBC  Notwithstanding anything in the Loan
                  ------------------
Documents to the contrary and notwithstanding Section 403 of the Delaware Revised Uniform Limited Partnership Act or any other applicable provision of law that would, under any circumstances whatsoever, impose liability on CBC, in its capacity as general partner of the Partnership, for liabilities or obligations of the Partnership to the Lender with respect to the Loan, the Lender, for itself and its assigns, hereby waives irrevocably any claim that it might have, now or at any time in the future, against CBC, in its capacity as general partner of the Partnership, for payment or performance of any obligations of the Partnership to the Lender with respect to the Loan.

                                   * * * * *

     IN WITNESS WHEREOF the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                              WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, L.P.

                              By:  CB Commercial Real Estate Group, Inc.,
                                   its general partner

                              By:  _________________________________________
                                   James J. Didion
                                   Chief Executive Officer
                                   and Chairman of the Board


                              399 VENTURE PARTNERS, INC.

                              By:  _________________________________________
                              Name:
                              Title:

                              EACH OF THE FOLLOWING CREDIT PARTIES AGREES TO BE BOUND BY THE TERMS HEREOF:

                              HOLDPAR A, a Delaware General Partnership

                              By Westmark Real Estate Acquisition Partnership,
                               its general partner,

                              By CB Commercial Real Estate Group, Inc.,
                               its general partner

                              By:  __________________________________________
                              Name:  James J. Didion
                              Title:  Chief Executive Officer

                              HOLDPAR B, a Delaware General Partnership

                              By Westmark Real Estate Acquisition Partnership,
                               its general partner,

                              By CB Commercial Real Estate Group, Inc.,
                               its general partner

                              By: __________________________________________
                              Name:  James J. Didion
                              Title:  Chief Executive Officer